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                                                                    Exhibit 99.1


                        CERTIFICATION OF PERIODIC REPORT



Each of the undersigned, in his capacity as an officer of The Princeton Review, Inc. (the "Company"), hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that:

     (1) the Annual Report on Form 10-K of the Company for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: March 27, 2003                         By:      /s/ John S. Katzman
                                                --------------------------------
                                                Name:   John S. Katzman
                                                Title:  Chief Executive Officer



Date: March 27, 2003                         By:      /s/ Stephen Melvin
                                                --------------------------------
                                                Name:   Stephen Melvin
                                                Title:  Chief Financial Officer



A signed original of this written statement required by Section 906 has been provided to The Princeton Review, Inc. and will be retained by The Princeton Review, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.